SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549                                   FORM 8-K
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  September 25,
2000


              INTERNATIONAL LEASE FINANCE CORPORATION
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      (Exact name of registrant as specified in its charter)



   California         0-11350             22-3059110
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(State or other      (Commission         (IRS Employer
jurisdiction of       File Number)      Identification No.)
incorporation)


1999 Avenue of the Stars, 39th Floor, Los Angeles, CA  90067
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(Address of principal executive offices)           (Zip Code)


Registrant's telephone number including area code: (310) 788-1999

(Former name or former address, if changed since last report.)
--------------------------------------------------------------
 Not applicable.


Item 7.    Financial Statements and Exhibits

      (c)  Exhibits

1.1      Letter Agreement, dated September 25, 2000
         amending the Distribution Agreement dated March 19, 1999 by and among the Registrant and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith
         Incorporated, Salomon Smith Barney Inc.,
         Morgan Stanley & Co. Incorporated, Chase Securities Inc., Banc of America Securities LLC (formerly NationsBanc Montgomery Securities LLC), Goldman, Sachs & Co. and Lehman Brothers Inc., to the Registrant's Medium-Term Notes, Series K (the "Notes").

4.1      Officers' Certificate (without exhibits), dated
         September 25, 2000, establishing the terms of the Notes.

5.1 Opinion of O'Melveny & Myers LLP regarding the legality of the Notes.

23.1     Consent of O'Melveny & Myers LLP (included in
         Exhibit 5.1 hereto).

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                        INTERNATIONAL LEASE FINANCE CORPORATION



                         By: /s/ Alan H. Lund
                             ---------------------------------
                             Alan H. Lund
                             Executive Vice President,
                             Co-Chief Operating Officer and
                             Chief Financial Officer

DATED:  September 25, 2000